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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: October 29, 2003



                            AGREE REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                MARYLAND                                     1-12928
     (State of other jurisdiction of                 (Commission File Number)
     incorporation or organization)


       31850 Northwestern Highway                        38-3148187
       Farmington Hills, MI  48334                    (I.R.S. Employer
 (Address of principal executive offices)            identification No.)


       (Registrant's telephone number, including area code) (248) 737-4190



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                   EXHIBITS.

(c)               Exhibits

Exhibit 99.1 -    Press Release issued by Agree Realty Corporation, dated
                  October 29, 2003.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information under this caption is furnished by Agree Realty Corporation (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On October 29, 2003, the Company issued a press release describing its results of operations for the third quarter ended September 30. 2003. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, the Company used the non-GAAP financial measure of Funds from Operations ("FFO"). A reconciliation of FFO to the comparable GAAP financial measure (Net Income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by the Company and why the Company's management believes the presentation of FFO provides useful information to investors is included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.

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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AGREE REALTY CORPORATION



                                    /s/ Kenneth R. Howe
                                    --------------------------------------------
                                    Vice President, Finance, Chief
                                    Financial Officer

DATED:  October 29, 2003


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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                      Description
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99.1                              Press Release of Agree Realty Corporation
                                  dated October 29, 2003